Note 8 - Financial Income, Net	6 Months Ended
Jun. 30, 2018
Notes to Financial Statements
Interest Income and Interest Expense Disclosure [Text Block]
8—FINANCIAL
INCOME, NET

Interest (expense) income, net consists of the following:

	6 months 2018	6 months 2017
Interest income	8	6
Interest expense	(26)	(18)
Warrants exercised or forfeited	-	625
Changes in fair value of the warrants (1)	545	795
Total	528	1,408

(1)	For more details on the fair value of Financial Instruments, please refer to Notes 6.